                                                                    Exhibit 10.5

                          CHICAGO MERCANTILE EXCHANGE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT TRUST
                    ---------------------------------------

     THIS AGREEMENT, made and entered into at Chicago, Illinois, this 23rd day of July, 1993, by Chicago Mercantile Exchange, an Illinois not-for-profit corporation (the "Exchange"), and William J. Brodsky, as trustee (the "Trustee"),

                               WITNESSETH THAT:
                               ----------------

     WHEREAS, the Exchange has established the Chicago Mercantile Exchange Supplemental Executive Retirement Plan (the "Plan") to provide key management employees of the Exchange with an opportunity to receive additional retirement income from the Exchange; and

     WHEREAS, the Exchange wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Exchange's creditors in the event of its Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, it is the intention of the Exchange to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan and for such other corporate purposes as are consistent with the terms of the Trust;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trustee hereby accepts its appointment as such, effective as of the day and year first above written, and the parties hereto agree that the Trust shall be comprised, held and disposed of as follows:

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                                   ARTICLE I
                                   ---------

                            The Trust and the Plan
                            ----------------------

     I-1. Establishment of Trust. The Exchange hereby deposits with Trustee in trust $71,857, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust.

     I-2.  Irrevocability. The Trust hereby established shall be irrevocable.

     I-3. Name. This Agreement and the Trust hereby evidenced shall be known as Chicago Mercantile Exchange Supplemental Executive Retirement Trust.

     I-4. Plan. The Secretary of the Exchange shall deliver to the Trustee a certified copy of the Plan document and a copy of any amendments thereto for convenience of reference, but the rights, powers and duties of the Trustee shall be governed solely by the terms of this Agreement without reference to the provisions of the Plan.

     I-5. Plan Administrator. The Exchange is the Plan Administrator of the Plan to which this Trust relates and the Secretary of the Exchange will certify to the Trustee the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and to receive notices which the Trustee is required under the terms of this Agreement to provide to the Plan Administrator.

                                  ARTICLE II
                                  ----------

                  Management and Control of Trust Fund Assets
                  -------------------------------------------

     II-1. The Trust Fund. The term "Trust Fund" means all property of every kind held by the Trustee pursuant to the terms of the Plan.

     11-2. Trust Contributions. The Exchange, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to be held, invested and distributed in accordance with the provisions of this Agreement.

     11-3. Investment Guidelines. The Plan Administrator may, from time to time, establish investment guidelines for the Trustee with respect to the investment, retention, disposition and reinvestment of the assets of the Trust Fund by writing filed with the Trustee.

     11-4. General Powers. Subject to the provisions of paragraph II-3, with respect to the Trust Fund, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Agreement or by law:

     (a) to receive and hold all contributions paid to it by the Exchange; provided, however, that the Trustee shall have no duty to require any contributions to be made, or to determine that any of the contributions received comply with the conditions and limitations of the Plan;

     (b) to invest and reinvest the Trust Fund in property of any kind, real or personal, other than securities of the Exchange or any subsidiary or affiliate thereof;

     (c) to manage, operate, sell, contract to sell, convey, exchange, partition, transfer, abandon, and otherwise deal with all property, real or personal, in such manner, for such consideration, and on such terms and conditions as the Trustee shall decide;

     (d) to retain in cash (pending investment, reinvestment or payment of benefits) any reasonable portion of the Trust Fund and to deposit cash in any depository selected by the Trustee;

     (e)  to make payments from the Trust Fund in accordance with paragraph
          III-2;

     (f) to compromise, contest, arbitrate, settle or abandon claims and demands;

     (g) to begin, maintain or defend any litigation necessary in connection with the administration of the Trust;

     (h) to have all rights of an individual owner, including the power to give proxies, to vote stocks, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations, recapitalizations or liquidations, and to exercise or sell stock subscription or conversion rights; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person (other than the Exchange) the proceeds of any borrowing against such policy;

     (i) to hold securities or other property in the name of the Trustee or any nominee or nominees of the Trustee, or in such other form as the Trustee shall determine, with or without disclosing the Trust relationship, provided that the records of the Trustee shall indicate the actual ownership of such securities or other property;

     (j) to deposit securities with a corporate depository, in which event, the certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into, certificates of the same class of the same issuer which constitute assets of other accounts or owners, without certification as to the ownership attached and to participate in and use a book-entry system for the transfer or pledge of securities held by the Trustee or by a corporate depository; provided, however, that the Trustee shall at all times maintain a separate and distinct record of the securities owned by the Trust Fund;

     (k) to retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

     (1) to employ agents, attorneys, investment counsel, accountants or other persons (who also may be employed by or represent the Exchange) for such purposes as the Trustee considers desirable;

     (m) to furnish the Exchange with such information in the Trustee's possession as the Exchange may need for tax or other purposes; and

     (n) to perform any and all other acts which are, in the Trustee's judgment, necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust Fund; provided, however, the Trustee will not commit or omit any action or permit any status to exist which would result in the Trustee engaging in, or carrying on, or otherwise operating a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code of 1986, as amended (the "Code").

                                  ARTICLE III
                                  -----------

                  Accounting and Distribution of Trust Assets
                  -------------------------------------------

     III-1. Statement of Account. Within 60 days after the last day of each fiscal year, the Trustee shall furnish to the Plan

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Administrator a written report showing the fair market value of the Trust Fund as of that date, and all investments of the Trust Fund, and receipts and disbursements and other transactions made by the Trustee during that fiscal year, with respect to the Trust Fund. The records of the Trust may be audited at any time and from time to time by the Plan Administrator.

     III-2. Benefit Payments. Subject to the provisions of paragraph V-2, the Trustee shall make payments to Participants in such amounts and at such times as the Plan Administrator may certify to the Trustee are then payable under the Plan, subject to the following:

     (a) The Trustee shall have no responsibility to inquire as to whether a payee is entitled to the payment, or as to whether a payment is proper, and shall have no liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee.

     (b) If any check for any payment directed to be made from the Trust Fund has been mailed by the Trustee, by regular United States mail, to the last address of the payee furnished to the Trustee and is returned unclaimed, the Trustee shall notify the Plan Administrator.

     (c) The Trustee may reserve such reasonable amount from any payment as it shall deem necessary to pay any estate, inheritance, income or other tax, charge or assessment attributable to any payment or may require such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection.

     (d) If a Participant is no longer entitled to participate in the Plan pursuant to subsection 2.1 thereof, the Trustee shall distribute to such Participant an amount equal to his interest in the Plan, or shall transfer Trust assets equal in value to such Participant's Plan interest, to any successor trustee for the benefit of such Participant, as directed by the Exchange.

     III-3. Participant Subaccounts. If directed by the Plan Administrator, the Trustee shall establish and maintain a subaccount for each Participant in the Plan to reflect each Participant's interest in the Trust assets. The Plan Administrator shall furnish such information as the Trustee requires (such as the amount credited to the Participant's account under the plan and the assumed investment alternatives applicable to such Participant's account) in order to permit the Trustee to establish and maintain subaccounts under the Trust.

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                                  ARTICLE IV
                                  ----------

                     Compensation, Expenses and Liability
                     ------------------------------------

     IV-1. Compensation and Expenses. The Exchange shall pay all of the Trustee's expenses, taxes and charges (including fees of persons employed by the Trustee in accordance with subparagraph II-4(l)) incurred in connection with the collection, administration, management, investment, protection and distribution of the Trust Fund. The Trustee is authorized to make any such payments from the Trust Fund to the extent that the Exchange fails to make such payments.

     IV-2. Liability of Trustee. The Trustee shall not be liable for any action taken, or omitted to be taken, in good faith under this Trust Agreement including, without limitation, following in good faith any direction of the Plan Administrator given in accordance with the terms of this Agreement. The Exchange hereby agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Trustee at any time by reason of the Trustee's service under this Agreement and the Plan or in defense of any litigation arising in connection with this Trust if the Trustee did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arose.

                                   ARTICLE V
                                   ---------

                               Trust Fund Assets
                               -----------------

     V-1. Use of Trust Assets. Subject to the provisions of paragraph V-2 and the provisions of paragraphs X-1 and X-2, the assets of the Trust shall be used solely for the purpose of providing benefits under the Plan.

     V-2.  Claims of Creditors.

     (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Exchange is Insolvent. The Exchange shall be considered "Insolvent" for purposes of this Agreement if (i) the Exchange is unable to pay its debts as they become due, or (ii) the Exchange is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Exchange under federal and state law as set forth below.

          (i) The Board of Governors and the President and Chief Executive Officer of Exchange shall have the duty to inform the Trustee in writing of the Exchange's Insolvency. If a person claiming to be a creditor of Exchange alleges in writing to the Trustee that the Exchange has become Insolvent, the Trustee shall determine whether the Exchange is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

          (ii) Unless the Trustee has actual knowledge of the Exchange's Insolvency, or has received notice from the Exchange or a person claiming to be a creditor alleging that the Exchange is Insolvent, the Trustee shall have no duty to inquire whether the Exchange is Insolvent. The Trustee may in all events rely on such evidence concerning the Exchange's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Exchange's solvency.

          (iii) If at any time the Trustee has determined that the Exchange is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Exchange's general creditors. Nothing in this Agreement shall in any way diminish any rights as general creditors of the Exchange with respect to benefits due under the Plan or otherwise.

          (iv) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with paragraph III-2 of this Trust Agreement only after the Trustee has determined that the Exchange is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to subparagraph V-2(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Exchange in lieu of the payments provided for hereunder during any such period of discontinuance.

     V-3. Claims of Participants. Neither the Plan participants nor the Plan shall have any preferred claim on, or any beneficial ownership in, any assets of the Trust, or be entitled to any payment from the Trust, and all rights of a participant created under the Plan shall constitute unsecured contractual rights of the participant and each participant shall be an unsecured creditor of the Exchange with respect to such rights created under the Plan.

     V-4. Spendthrift Clause. No Plan participant or beneficiary shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable from this Trust, or any part hereof, which are expressly declared to be unassignable and nontransferable. No part of the amounts payable from this Trust shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgements, alimony or separate maintenance owed by the Participant or beneficiary, or be transferred by operation of law in the event of the Participant's or beneficiary's bankruptcy or insolvency.

     V-5. No Funding Requirement. It is intended that neither the Plan nor the Trust shall be subject to the provisions of Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended, and neither the participants nor the Plan shall have any right to require the Exchange to make any contribution to the Trust.

                                  ARTICLE VI
                                  ----------

                                  Tax Matters
                                  -----------

     VI-1. Nature of Trust. The Trust is intended to be a grantor trust, of which the Exchange is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

     VI-2. Federal and State Reporting Requirements. The Trustee shall withhold federal, state and local taxes which are assessable on amounts paid to Plan participants at the direction of the Plan Administrator at such rate, if any, as may be certified by the Plan Administrator as the appropriate rate under applicable laws and shall transmit the amount withheld to the applicable taxing authority at the direction of the Plan

Administrator. The Trustee shall furnish to the Plan participants all withholding and benefit payment information with respect to amounts transmitted by the Trustee to the applicable taxing authorities as soon as practicable after the end of each calendar year.

                                  ARTICLE VII
                                  -----------

                                 Miscellaneous
                                 -------------

     VII-1. Disagreement as to Acts. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.

     VII-2. Persons Dealing With Trustee. No person dealing with the Trustee shall be required to see to the application of all money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to any authority granted under this Trust Agreement.

     VII-3. Evidence. Evidence required of anyone under this Trust Agreement may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.

     VII-4. Waiver of Notice. Any notice required under this Trust Agreement may be waived by the person entitled thereto.

     VII-5. Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and no other counterpart need be produced.

     VII-6. Governing Laws. This Agreement shall be construed and administered according to the internal laws of the State of Illinois.

     VII-7. Successors, Etc. The provisions of this Agreement shall be binding on the Exchange and the Trustee and their successors and the Plan participants and their respective heirs and legal representatives.

     VII-8. Service of Legal Process. If the Trustee receives service of summons, subpoena or other legal process of any court with respect to any action relating to the Plan or this Agreement, it shall, as soon as practicable, inform the Plan Administrator of such service and the Trustee shall promptly provide the Plan Administrator with a copy of the document served.

                                 ARTICLE VIII
                                 ------------

                              Changes of Trustee
                              ------------------

     VIII-1. Resignation. The Trustee may resign at any time by giving ninety days' advance written notice to the Exchange.

     VIII-2. Removal of Trustee. The Exchange may remove the Trustee by giving thirty days' advance written notice to the Trustee, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee.

     VIII-3. Duties of Resigned or Removed Trustee and of Successor Trustee. If the Trustee resigns or is removed, such resigned or removed Trustee shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for expenses and any sums chargeable against the Trust Fund for which it may be liable. Within 120 days, the resigned or removed Trustee shall furnish to the Exchange and the successor Trustee an account of the administration of the Trust from the date of the last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any further instrument, but any resigned or removed Trustee shall execute all documents and do all acts necessary to vest such title of record in any successor Trustee. Each successor Trustee shall have all the powers, rights and duties conferred by this agreement as if originally named as Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee.

                                  ARTICLE IX
                                  ----------

                           Amendment and Termination
                           -------------------------

     IX-1. Amendment. This Trust Agreement and the Trust created hereby may be amended by the Exchange at any time, provided that no amendment shall materially change the rights, duties and responsibilities of the Trustee without its consent, and further provided that no amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

     IX-2. Termination Upon Satisfaction of Plan Liabilities. Except as provided in paragraph IX-3, the Trust shall not terminate until the date on which all Plan participants and their beneficiaries are no longer entitled to any benefit payments pursuant to the terms of the Plan. Upon satisfaction of all Plan benefit liabilities this Trust may be terminated by the Exchange and the Trustee shall, subject to the Trustee's reserving such reasonable amount as it shall deem necessary to provide for expenses and any sums chargeable against the Trust Fund, distribute any assets remaining in the Trust to the Exchange.

     IX-3. Termination With Consent of Participants. With the written consent of a Participant, the Trust may be terminated as applied to such Participant and Trust assets equal in value to the amount credited to such Participant's account under the Plan shall be distributed to the Exchange or otherwise disposed of as directed by the Exchange.

     IN WITNESS WHEREOF, the Exchange has caused these presents to be signed by its duly authorized officer and its corporate seal to be hereunto affixed, and the Trustee has set his hand and seal, the day and year first above written.

                                   CHICAGO MERCANTILE EXCHANGE


                                   By /s/ Gerald Beyer
                                      --------------------------------

                                   Its Exec V.P. & CFO
                                       -------------------------------
ATTEST:

By /s/
  ------------------------------

  Its VP & Controller
      --------------------------


                                   /s/ William J. Brodsky
                                   ----------------------------------
                                   As Trustee as Aforesaid

                              FIRST AMENDMENT TO
                          CHICAGO MERCANTILE EXCHANGE
                    SUPPLEMENTAL EXECUTIVE RETIREMENT TRUST
                    ---------------------------------------

     WHEREAS, the Chicago Mercantile Exchange, an Illinois not-for-profit corporation (the "Exchange"), has established the Chicago Mercantile Exchange Supplemental Executive Retirement Trust (the "Trust"); and

     WHEREAS, amendment of the Trust is now considered desirable so that the amounts held pursuant to the terms of the Trust may include amounts maintained in connection with any of the nonqualified deferred compensation plans and agreements of the Exchange, and not just the Chicago Mercantile Exchange Supplemental Executive Retirement Plan;

     NOW, THEREFORE, pursuant to the amending power reserved to the Exchange in paragraph IX-1 of the Trust, and with the consent of William J. Brodsky, as trustee of the Trust (the "Trustee"), the Exchange and the Trustee hereby amend the Trust, effective as of September 7, 1993, by adding the following paragraph I-6 to the Trust immediately following paragraph I-5 thereof:

          "I-6. Other Plans. Amounts contributed by the Exchange to the Trustee (as provided in paragraph II-2) and held under the terms of this Trust may include, in addition to those amounts contributed and maintained in connection with the Plan, amounts related to one or more other non-qualified deferred compensation plans or agreements of the Exchange (the 'Other Plans'). At the time of any contribution to the Trust or the payment of any benefit from the Trust (as provided in paragraph III-2), the Exchange or the Plan Administrator, as applicable, shall specify to the Trustee the Plan or Other Plan to which such contribution or distribution relates. The Trustee shall separately account for the assets of the Trust Fund attributable to the Plan and each Other Plan. Where the context admits, references herein to the Plan shall also mean any one or all of the Other Plans."

     IN WITNESS WHEREOF, the Exchange has caused this amendment to be signed by its duly authorized officer and its corporate seal to be hereunto affixed, and the Trustee has set his hand and seal, this 7th day of September, 1993.

                                     CHICAGO MERCANTILE EXCHANGE


                                     By  /s/ Gerald Beyer
                                        -------------------------------

                                        Its  Exec. V.P. & CFO
                                            ---------------------------

ATTEST:

By  /s/
   ------------------------------

   Its  VP & Controller                   /s/ William J. Brodsky
       --------------------------        ------------------------------
                                         As Trustee as Aforesaid